INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 – INCOME TAXES

A reconciliation of the expected income tax expense to the actual income tax expense is as follows:

	2023	2022
Net loss before tax	$(2,654,950)	$(1,556,055)
Statutory tax rate	21%	21%
Expected income tax recovery at statutory rate	(557,539)	(326,771)
Non-deductible expenditures	8,900	299,253
Change in valuation allowance	548,639	27,518
Total income tax expense	$-	$-

The Company has the following deductible temporary differences:

	2023	2022
Deferred income tax assets
Non-capital loss carry-forward	$313,022	$197,276
Equity security	8,917	-
Stock-based compensation	411,746	-
Total deferred income tax assets	733,685	197,276
Deferred income tax liabilities
Equity security	-	(12,230)
Less: Valuation allowance	(733,685)	(185,046)
Net deferred income tax assets	$-	$-

At December 31, 2023, the Company had federal and state net operating loss carry forwards of approximately $1.5 million, $90,000 of which expire by 2037. The remaining balance of approximately $1.4 million will never expire but its utilization is limited to 80% of taxable income in any future year.

The Company has evaluated all tax positions for open years and has concluded that they have no material unrecognized tax benefits or penalties. It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense and penalties within operating expenses. The Company’s federal income tax returns for fiscal years 2020 through 2023 remain open and subject to examination. Tax attributes from prior years can be adjusted during an IRS audit.